UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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LIBERTY ALL-STAR GROWTH FUND, INC.
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LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)

LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)

(collectively, the “Funds”)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(303) 623-2577

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD AUGUST 20, 2020

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that the 2020 Joint Annual Meeting of Shareholders of the Funds (the “2020 Annual Meeting”) will be held at 1290 Broadway, Suite 1000, Denver, CO 80203, on August 20, 2020 at 9:00 a.m. Mountain Time, or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. The purposes of the 2020 Annual Meeting are to consider and act upon the following matters, and to transact such other business, including any adjournment of the 2020 Annual Meeting, as may properly come before the 2020 Annual Meeting or any adjournments thereof:

1.	To approve a new Portfolio Management Agreement among the Fund, ALPS Advisors, Inc. and Fiduciary Management, Inc. (“Proposal 1”);

2.	To elect two Trustees of the Equity Fund (“Proposal 2”); and

3.	To elect two Directors of the Growth Fund (“Proposal 3”).

The Boards of Trustees/Directors have fixed the close of business on June 8, 2020 as the record date (the “Record Date”) for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the 2020 Annual Meeting and any adjournments thereof.

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS VERY IMPORTANT.

The Funds’ Boards of Trustees/Directors unanimously recommend that you vote FOR Proposals 1, 2 and 3.

By order of the Board of Trustees of the Equity Fund and the Board of Directors of the Growth Fund,

William R. Parmentier, Jr.

President of the Funds

YOUR VOTE AT THIS YEAR’S ANNUAL MEETING IS VERY IMPORTANT - PLEASE SIGN, DATE AND RETURN

YOUR PROXY CARD PROMPTLY.

You are cordially invited to attend the 2020 Annual Meeting. We urge you, whether or not you expect to attend the 2020 Annual Meeting in person, to vote your shares. Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitations. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the internet by logging on to the website indicated on your proxy card and following the instructions that will appear. This will ensure that your vote is counted even if you cannot attend the meeting in person. If you have any questions about the proposals or the voting instructions, please call Computershare Fund Services at 1-866-963-5745.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting to be held on August 20, 2020: This proxy statement is available on the internet at https://www.proxy-direct.com/lib-31405.

June 26, 2020

LIBERTY ALL-STAR® EQUITY FUND (the “Equity Fund”)

LIBERTY ALL-STAR® GROWTH FUND, INC. (the “Growth Fund”)

(collectively, the “Funds”)

PROXY STATEMENT

JOINT ANNUAL MEETING OF SHAREHOLDERS

August 20, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds (each a “Board” and together the “Boards”) to be used at the 2020 Joint Annual Meeting of Shareholders of the Funds (such meeting and any adjournments thereof being referred to collectively as the “2020 Annual Meeting” or the “Meeting”) to be held at 1290 Broadway, Suite 1000, Denver, CO 80203, at 9:00 a.m. Mountain Time, or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. Shareholders of record on June 8, 2020 are eligible to vote at the 2020 Annual Meeting.

The Board of each Fund has determined it is advisable and in the best interests of the Funds to plan for the possibility that the Meeting might need to be held by telephone conference call without any in-person attendance. The Funds are taking this step because of travel limitations and other concerns relating to the coronavirus outbreak (COVID-19), including the health of shareholders and proxyholders. Even if an in-person Meeting is held, shareholders should consider carefully whether it is advisable for them to attend in person.

Shareholders will be notified of any change in the Meeting venue by the issuance of a press release, which will be posted on the Funds’ website at www.all-starfunds.com. In the event a telephone conference call Meeting is held, in order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the control number found on their proxy card, voting instruction form or notice they previously received.

Whether or not the Meeting is held by telephone conference call, the Funds urge shareholders to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect information provided above and may continue to be used to vote each shareholder’s shares in connection with the Meeting.

The solicitation of proxies for use at the 2020 Annual Meeting is being made by the Funds by the mailing on or about July 1, 2020 of the Notice of Joint Annual Meeting of Shareholders. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds' investment advisor, ALPS Advisors, Inc. (“AAI” or the “Fund Manager”), and/or its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to shareholders.

The Equity Fund has engaged Computershare, a proxy solicitation firm to assist in the solicitation of proxies with regards to Proposal 1. The estimated cost of this solicitation, to be borne by the Equity Fund, is $84,000.

The 2020 Annual Meeting are being held to vote on the matters described below:

Equity Fund: To approve a new Portfolio Management Agreement among the Fund, ALPS Advisors, Inc. and Fiduciary Management, Inc.

Equity Fund: Elect Two Trustees to the Board to a three-year term.

Growth Fund: Elect Two Directors to the Board to a three-year term.

PROPOSAL 1. APPROVAL OF PORTFOLIO MANAGEMENT AGREEMENT (EQUITY FUND ONLY).

Shareholders of the Equity Fund are being asked to approve a new Portfolio Management Agreement (Exhibit A) among the Equity Fund, AAI and Fiduciary Management, Inc. (“Fiduciary”).

The Multi-Manager Methodology

The Fund allocates its portfolio assets among a number of independent investment management firms (each a “Portfolio Manager” and, collectively, the “Portfolio Managers”) recommended by the Fund Manager and approved by the Board, currently there are five Portfolio Managers for the Equity Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time the Fund Manager rebalances the Fund’s assets among the Portfolio Managers. The Fund’s multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Fund’s multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for the Equity Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. AAI continuously analyzes and evaluates the investment performance and portfolios of the Equity Fund’s Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Equity Fund’s Portfolio Managers. Portfolio Manager changes, as well as rebalancing of the Equity Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Under the terms of an exemptive order issued to the Equity Fund and AAI by the U.S. Securities and Exchange Commission (“SEC”), the Equity Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by AAI in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and includes terms and conditions substantially similar to, the Equity Fund’s agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders no later than at the Equity Fund’s regularly scheduled annual meeting of shareholders of the Equity Fund following the effective date of the portfolio management agreement with the new or additional Portfolio Manager.

New Portfolio Management Agreement with Fiduciary

From September 14, 2015 to June 14, 2020, Macquarie Investment Management (“Macquarie”) managed a portion of the large cap value equity allocation of the Equity Fund’s portfolio. Consistent with the Equity Fund’s multi-manager methodology, AAI deemed it in the best interest of the Equity Fund to recommend, and the Board approved, the reallocation to Fiduciary of the large cap value equity portion of the Equity Fund’s portfolio that had been managed by Macquarie. Accordingly, the Portfolio Management Agreement ("Old Agreement") with Macquarie was terminated on June 14, 2020, and a new Portfolio Management Agreement with Fiduciary commenced on June 15, 2020. The hiring of Fiduciary is intended to enhance the mix of investment styles employed for the Equity Fund’s portfolio. Fiduciary manages large cap value equity portfolios and follows a fundamental, research driven investment process. AAI believes that Fiduciary’s investment philosophy of investing in companies with durable business franchises that are selling at low valuations and a significant discount to their intrinsic value would complement the philosophies of the Equity Fund’s other Portfolio Managers. AAI also believes that Fiduciary’s favorable performance record would benefit the Equity Fund. Based upon these factors, AAI recommended that the Board approve a Portfolio Management Agreement among the Equity Fund, AAI and Fiduciary.

Based upon the foregoing and on AAI’s quantitative and qualitative analyses, AAI recommended, and, on June 4, 2020, subject to shareholder approval, the Equity Fund’s Board approved the hiring of Fiduciary, effective June 15, 2020. The Old Agreement, among Macquarie, AAI and the Equity Fund was last approved by shareholders on May 31, 2018. For the fiscal year ended December 31, 2019, the Equity Fund paid advisory fees equal to $9,442,187 to AAI and AAI paid advisory fees equal to $961,985 Sustainable Growth Advisers, LP, $964,844 Aristotle Capital Management LLC, $914,906 to Pzena Investment Management, LLC, $958,857 to TCW Investment Management Company and $920,874 to Macquarie. During the most recent fiscal year, no fees were paid to Fiduciary by the Equity Fund, its affiliated persons or any affiliated person of such persons because Fiduciary was hired as a new Portfolio Manager on June 15, 2020.

Differences between the Old and New Portfolio Management Agreements

The new Portfolio Management Agreement with Fiduciary (“New Agreement”) is set forth in Exhibit A to this proxy statement. The terms of the New Agreement are materially the same as the terms of the Old Agreement. The portfolio management fee rate to be paid to Fiduciary under the New Agreement is the same as the fee rate for those services paid to Macquarie under the Old Agreement. In both cases, the sub-advisory fee is paid by AAI, not the Equity Fund.

Services Provided by the Portfolio Manager

The New Agreement essentially provides that Fiduciary, under the Board’s and AAI’s supervision and subject to the Equity Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to Fiduciary; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by Fiduciary); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by Fiduciary); and (4) report results to the Board of the Equity Fund.

Term of the New Agreement

The New Agreement provides that it will continue in effect for an initial period beginning on the effective date thereof and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Equity Fund’s Board, including a majority of Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities of the Equity Fund.

Compensation under the New Agreement

For services provided to the Equity Fund, AAI will pay to Fiduciary, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by AAI for the previous calendar month at the annual rate of 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets) times the Average Total Fund Net Assets (“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

Termination of the New Agreement

The New Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or Fund Manager, or ninety (90) days’ written notice to the Fund and Fund Manager in the case of termination by the Portfolio Manager. Each New Portfolio Management Agreement will also terminate upon its assignment (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)). The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Portfolio Manager

The New Agreement provides that Fiduciary will not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Equity Fund, except for liability arising from the Fiduciary’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Fiduciary in its actions under the New Agreement or breach of its duty or of its obligations under the New Agreement (provided, however, that the New Agreement shall not be construed to protect the Fiduciary from liability in violation of Section 17(i) of the 1940 Act).

Board Evaluation and Recommendation

At its meeting on June 4, 2020, the Equity Fund’s Board of Trustees, including all of the Independent Trustees, approved the New Agreement. Before approving the New Agreement, the Trustees considered management’s recommendations as to the approval of the New Agreement. As part of the Board’s approval process, legal counsel to the Independent Trustees requested certain information from Fiduciary, and the Trustees received reports from Fiduciary and AAI that addressed specific factors to be considered by the Board. The Board’s counsel also provided the Trustees with a memorandum regarding their responsibilities in connection with the approval of the New Agreement.

The Board did not consider any single factor or particular information that was most relevant to its consideration to approve the New Agreement and each Trustee may have afforded different weight to the various factors. In voting to approve the New Agreement, the Board considered the overall fairness of the Agreement and the factors it deemed relevant with respect to the Equity Fund including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Equity Fund under the New Agreement; (2) Fiduciary’s investment performance; (3) the fees to be paid by the Fund and the fees charged by Fiduciary to other clients, as applicable; (4) whether fee rate levels reflect economies of scale for the benefit of investors; (5) the costs of the services provided and profits to be realized by Fiduciary from its relationship with the Fund; and (6) any other benefits to be derived by Fiduciary as a result of its relationship with the Fund.

Nature, Extent and Quality of Services. The Board considered information regarding Fiduciary’s investment philosophy, investment strategy and process. In addition, the Board reviewed the background and experience of the personnel who would be responsible for managing the large cap value equity portion of the Equity Fund’s portfolio. The Board also considered Fiduciary’s operations infrastructure, compliance program and compliance record. The Board concluded that the nature, extent and quality of the services to be provided by Fiduciary were consistent with the terms of the New Agreement and that the Equity Fund was likely to benefit from services provided by Fiduciary under the New Agreement.

Investment Performance. The Board considered Fiduciary’s large cap investment performance relative to the Russell 1000 Value Index (“Index”). The Board considered that the Fiduciary large cap value performance outperformed the Index for the 1-year, 3-years, 5-years, 7-years, 10-years and 15-years periods ended March 31, 2020. The Board also considered that Fiduciary ranked in the 26th percentile or better in each of those periods compared with a peer group.. The Board concluded that Fiduciary’s large cap value investment performance has been reasonable.

Fees and Expenses. In evaluating the New Agreement, the Board reviewed the proposed fee rate for services to be performed by Fiduciary on behalf of the Equity Fund. The Board considered that the fee rate to be paid to Fiduciary under the New Agreement is the same as the fee rate paid to Macquarie. The Board also considered that the fee is less than the fee that Fiduciary charges for managing a comparably sized institutional separate account. The Board also noted that the fee schedule for the New Agreement has breakpoints at which the fee rate declines as the Equity Fund’s assets increase above the breakpoint. The Board concluded that the fees payable to Fiduciary under the New Agreement were reasonable in relation to the nature and quality for the services to be provided, taking into account the fee rates that Fiduciary charges to other clients.

Economies of Scale. The Board considered Fiduciary’s representation that it anticipates that it will experience economies of scale in connection with the services that it provides to the Equity Fund and other similarly managed clients. The Board also noted Fiduciary’s representation that the proposed fee schedule anticipates such economies of scale. The Board concluded that the breakpoints in the proposed fee schedule reflect economies of scale associated with the services to be provided to the Equity Fund that Fiduciary may realize as the Equity Fund’s assets increase.

Costs of Services. The Board considered that the fee under the New Agreement would be paid to Fiduciary by AAI, not the Fund, and noted the arm’s-length nature of the relationship between AAI and Fiduciary with respect to the negotiation of the fee rate on behalf of the Equity Fund. Accordingly, the Board determined that AAI’s costs and profitability in providing services to the Equity Fund were generally more relevant to the Board’s evaluation of the fees and expenses paid by the Equity Fund than Fiduciary’s costs and profitability. The Board noted that it would be considering AAI’s costs and profitability in connection with its review of the Equity Fund’s Management Agreement in 2020.

Other Benefits to be derived by Fiduciary. The Board considered potential “fall-out” benefits (including the receipt of research products and services from unaffiliated brokers) that Fiduciary might receive in connection with its association with the Equity Fund. In addition, the Board acknowledged that Fiduciary’s well-established stand-alone management relationships independent of the Equity Fund and the regulatory risks Fiduciary would assume in connection with the management of the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to Fiduciary by virtue of its relationship with the Equity Fund appear to be fair and reasonable.

Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair, and that the approval of the New Agreement was in the best interests of the Equity Fund and its shareholders. The Board unanimously voted to approve and recommend to the shareholders of the Equity Fund that they approve the New Agreement.

General Information regarding Fiduciary

Principal Executive Officers and Directors

The following are the principal executive officer, certain other officers and directors of Fiduciary:

Name and Address (1)	Position with Fiduciary and Principal Occupation
Patrick J. English	Chairman, CEO and CIO
John S. Brandser	President, COO, and CCO
Bladen J. Burns	Senior Vice President

(1)	Fiduciary Management, Inc., 100 E. Wisconsin Avenue #2200, Milwaukee, Wisconsin 53202.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Fiduciary:

Name and Address(1)	Position with Fiduciary	Ownership Percentage
Ted D. Kellner	Retired Founder	45.6%
Patrick J. English	Chairman, CEO and CIO	26.7%

(1)	Fiduciary Management, Inc., 100 E. Wisconsin Avenue #2200, Milwaukee, Wisconsin 53202.

Other Funds Managed

In addition to the management services to be provided to the Equity Fund, Fiduciary also provides advisory and sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Fiduciary by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at March 31, 2020 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Northwestern Mutual Life Series Fund – LC Blend Portfolio	$131 Million	0.46%	None

Required Vote

Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Equity Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Equity Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

In the event that the shareholders of the Equity Fund fail to approve the New Agreement with Fiduciary, the New Agreement will terminate and AAI will cause the portfolio assets under management by Fiduciary to be reallocated to one or more of the other Portfolio Managers or invested in money market instruments or cash equivalent holdings pending the appointment of Fiduciary or a new Portfolio Manager.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE EQUITY FUND VOTE “FOR” PROPOSAL 1.

PROPOSALS 2 and 3. ELECTION OF TRUSTEES AND DIRECTORS

Introduction

Each Fund’s Board provides broad supervision over the affairs of its respective Fund. AAI is responsible for the investment management of the Funds’ assets and AAI’s affiliate, ALPS Fund Services, Inc., provides a variety of administrative services to each Fund. The officers of each Fund are responsible for its operations.

Each Fund's Board is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meetings of Shareholders (or special meeting in lieu thereof) each year or such later date as his or her successor shall have been elected and shall have qualified.

Shares of the Funds represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given when the enclosed proxy is executed and returned, the enclosed proxy will be voted for the election of the following persons to hold office until final adjournment of the Annual Meeting of Shareholders of the applicable Fund for the year set forth below (or special meeting in lieu thereof):

Equity Fund

Nominee	Title	Tenure
Thomas W. Brock	Trustee since 2005	Tenure to end 2023
George R. Gaspari	Trustee since 2006	Tenure to end 2023

Growth Fund

Nominee	Title	Tenure
Maureen K. Usifer	Director since 2018	Tenure to end 2023
Milton M. Irvin	Director since 2018	Tenure to end 2023

If elected, each of the above-named Trustees and Directors has consented to serve as Trustee or Director following the 2020 Annual Meeting and each is expected to be able to do so. If any of them are unable or unwilling to do so at the time of the 2020 Annual Meeting, proxies will be voted for such substitute as the applicable Board may recommend (unless authority to vote for the election of Trustees or Directors, as the case may be, has been withheld).

The Boards of the Funds

The Funds are governed by their respective Boards. Each Board is responsible for and oversees the overall management and operations of its respective Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts for the Equity Fund and the State of Maryland for the Growth Fund, as well as such Fund’s stated investment objective and policies. Each Board oversees its respective Fund’s officers and service providers, including AAI, which is responsible for the management of the Funds’ day-to-day operations, based on policies and agreements reviewed and approved by the Boards. In carrying out these responsibilities, the Boards regularly interact with and receive reports from senior personnel of service providers, including AAI’s investment personnel and the Funds’ Chief Compliance Officer (“CCO”). The Boards also are assisted by the Funds’ independent registered public accounting firm (“Auditors”) (who reports directly to each Fund’s Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Boards.

The Boards Risk Oversight Responsibilities

Consistent with their responsibility for oversight of the Funds, the Boards oversee the management of risks relating to the administration and operation of the Funds. AAI, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Boards, in the exercise of their reasonable business judgment, also separately consider potential risks that may impact the Funds. The Boards perform this risk management oversight directly and, as to certain matters, through the Audit Committees and through the Board members who are not “interested persons” of the Funds (“Independent Trustees/Directors”) as defined in Section 2(a)(19) of the 1940 Act. The following provides an overview of the principal, but not all, aspects of the Boards’ oversight of risk management for the Funds.

In general, the Funds’ risks include, among others, investment performance and investment risk, credit risk, liquidity risk, valuation risk, compliance risk and operational risk. The Boards have adopted, and periodically review, policies and procedures designed to address these and other risks to the Funds. In addition, under the general oversight of the Boards, AAI and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, AAI, as the Funds’ investment manager, oversees and regularly monitors the investments, operations and compliance of the Funds’ investment sub-advisers (referred to herein as “Portfolio Managers”).

The Boards also oversee risk management of the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons. Senior officers of the Funds, senior officers of AAI and the Funds’ CCO regularly report to the Boards on a range of matters, including those relating to risk management. The Boards also regularly receive reports from AAI with respect to the investments and securities trading activities of the Funds, as well as the premium or discount to net asset value at which the Funds’ shares are trading on the New York Stock Exchange (“NYSE”). In addition to regular reports from AAI, the Boards receive reports regarding other service providers to the Funds, either directly or through AAI or the Funds’ CCO, on a periodic or regular basis. At least annually, the Boards receive a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Boards receive reports, presentations and other information from AAI in connection with the Boards’ consideration of the renewal of the Funds’ agreements with AAI and the Portfolio Managers.

Senior officers of the Funds and senior officers of AAI also report regularly to each Fund’s Audit Committee on valuation matters and on the Funds’ internal controls and accounting and financial reporting policies and practices. In addition, the Audit Committees receive regular reports from the Funds’ Auditors on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees/Directors meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance programs. The Boards’ oversight role does not make the Boards a guarantor of the Funds’ investments or activities.

Board Structure and Related Matters

The 1940 Act requires that at least 40% of the Equity Fund’s Trustees and the Growth Fund’s Directors be Independent Trustees/Directors. In addition, to rely on certain exemptive rules under the 1940 Act, a majority of each Fund’s Board must be composed of Independent Trustees/Directors. Currently, five of each Fund’s six Trustees or Directors are Independent Trustees/Directors. Thomas W. Brock, an Independent Trustee/Director, serves as Chairman of each Board. The Chairman’s responsibilities include presiding at all meetings of the Boards and serving as a liaison with other Trustees/Directors, the Funds’ officers and other management personnel and counsel to the Funds. The Chairman also performs such other duties as the Boards may from time to time determine.

The Trustees/Directors discharge their responsibilities collectively as a Board, as well as through the Audit Committees, which operate pursuant to a charter approved by the respective Board. As summarized below, the Audit Committees oversee specific matters related to oversight of the Funds’ Auditors. The members and responsibilities of each Board are summarized below.

Each Board periodically evaluates its structure and composition as well as various aspects of its operations. Each Board believes that its leadership structure, including its Chairman position, is appropriate for its respective Fund in light of, among other factors, such Fund’s asset size and nature of its operations and the Board’s responsibilities. The Boards also believe that the fact that the Chairman is not affiliated with AAI is appropriate in light of the services that AAI and its affiliates provide to the Funds and the potential conflicts of interest that could arise from these relationships. On an annual basis, the Boards and the Audit Committees conduct a self-evaluation that considers, among other matters, whether the Boards and the Audit Committees are functioning effectively and whether, given the size and composition of the Boards and the Audit Committees, the Trustees/Directors are able to effectively oversee the Funds.

The Boards hold four regularly scheduled meetings each year. The Boards may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees/Directors also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The table below sets forth the names, addresses and years of birth of the Trustees/Directors of the Funds, the year each was first elected or appointed to office, their term of office (which will end on the final adjournment of the annual meeting (or special meeting in lieu thereof) held in the year set forth in the table), their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director in the Fund Complex and their other directorships of public companies.

Name (YEAR OF BIRTH) and Address*	POSITION WITH EQUITY FUND, TERM OF OFFICE AND LENGTH OF SERVICE	POSITION WITH GROWTH FUND, TERM OF OFFICE AND LENGTH OF SERVICE	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By TRUSTEE/ Director**	Other Directorships Held
Independent Trustees/Directors
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2020	Director since 2005; Chairman since 2015; Term expires 2021	Chief Executive Officer, Silver Bay Realty (2016 –2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2020	Director since 2006; Term expires 2022	Financial Services Consultant (1996-2012)	2	Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2022	Director since 1998; Term expires 2021	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Trustee, Columbia Funds Series Trust I (since 1985)
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2021	Director since 2018; Term expires 2020	Board Member Green Mountain Care Board (2017-Present), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015-Present), and Chief Financial Officer, Seventh Generation, Inc. (2012-2016)	2	Director BlackRock Capital Investment Corporation (2005-Present)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2022	Director since 2018; Term expires 2020	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Counsel (2006-present); Chair, Board Member South Carolina State University (2015-present); Graduate Executive Board Member Wharton School (2009-2016)	2	None

Interested Trustee/Director
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2021	Director since 2006; Term expires 2022	Retired. Formerly, Chief Executive Officer and President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc. (2001-2019), and Director of ALPS Distributors, Inc. (2000-2019), ALPS Fund Services, Inc., (2000-2019) and ALPS Portfolio Solutions Distributor, Inc. (2013-2019). Mr. Burke also served as a Director of Boston Financial Data Services (2013-2019). Mr. Burke is deemed an affiliate of the Funds as defined under the 1940 Act, until October 31, 2021.	27	Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee -Clough Global Opportunities Fund, and Trustee - Clough Funds Trust (since 2015).

*	The address for all Trustees/Directors is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The Fund Complex for the Funds includes any registered investment company advised by ALPS Advisors, Inc. or any registered investment company sub-advised by Congress Asset Management Company, LLP, Pzena Investment Management, LLC, Fiduciary Management, Inc., Aristotle Capital Management, LLC, Weatherbie Capital, LLC, TCW Investment Management Company and Sustainable Growth Advisers, LP.
***	Mr. Burke is an “interested person” of the Funds under Section 2(a)(19) of the 1940 Act because he was formerly the CEO and President of ALPS Holdings, Inc.

The Boards believe that the significance of each Trustee’s/Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee/Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee/Director, or particular factor, being indicative of board effectiveness. In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee/Director, the following provides further information about the qualifications and experience of each Trustee/Director.

Independent Trustees/Directors

Thomas W. Brock: Mr. Brock has extensive investment management and organizational management experience as chief executive officer of an SEC-registered investment adviser, chairperson and trustee of an open-end investment company, adjunct graduate business school professor and several years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

George R. Gaspari: Mr. Gaspari has significant investment management and financial markets experience as a director and chairperson of exchange-traded funds, a financial services consultant and multiple years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

Milton M. Irvin: Mr. Irvin has extensive experience in the financial services industry. He has served as a board member for universities and graduate schools. Mr. Irvin has also served as an investment committee member for a not-for-profit entity.

John J. Neuhauser: Dr. Neuhauser has extensive investment management experience as an investment company trustee and executive management experience in higher education as a university president, vice president, dean and professor and multiple years of service as a Trustee of the Equity Fund and Director of the Growth Fund.

Maureen K. Usifer: Ms. Usifer has extensive financial accounting experience as an audit committee chairperson and SEC financial expert of a business development fund. She has served as a board member in a financial regulatory oversight position for the state of Vermont and a trustee for a private college, serving on the operations and audit committee. Ms. Usifer has also served as chief financial officer of both public and private companies.

Interested Trustee/Director

Edmund J. Burke: Mr. Burke has extensive management and operational experience in the investment management industry as chief executive officer and president of AAI’s parent company, a financial services holding company, a director of AAI and certain of its affiliated companies, trustee, chairman and president of an open-end investment company, trustee and president of closed-end investment companies and several years of service as a Trustee of the Equity Fund and a Director of the Growth Fund.

During the fiscal year ended December 31, 2019, the Boards held four meetings, and the Audit Committee held four meetings. Each of these Board and Committee meetings was held jointly by the Funds. All sitting Trustees/Directors were present at all meetings. The Funds do not have a formal policy on Trustee/Director attendance at annual meetings of shareholders. None of the Trustees/Directors attended the Funds' 2019 annual meetings of shareholders.

Shareholders may communicate with the Trustees/Directors as a group or individually. Any such communications should be sent to the Funds’ Boards or an individual Trustee/Director in writing, c/o the Secretary of the Liberty All-Star Funds, 1290 Broadway, Suite 1000, Denver, CO 80203. The Secretary may determine not to forward any letter to the Board or a Trustee/Director that does not relate to the business of the Funds.

Principal Officers

Each person listed below serves as an officer of the Funds. The Boards elect the Funds' officers each year. Each Fund officer holds office until his or her successor is duly elected by the Board and qualified or his or her removal, resignation or death. Each Fund officer serves at the pleasure of the Board. The following table provides basic information about the officers of the Funds as of the date of this Proxy Statement, including their principal occupations during the past five years, although their specific titles may have varied over that period.

Name (Year of Birth) and Address*	Position with Funds	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Because of his position with ALPS Advisors, Inc., Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Because of his position with ALPS Advisors, Inc., Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Jill Kerschen Year of Birth: 1975	Treasurer	2020	Ms. Kerschen joined ALPS in July 2013 and served as a Fund Controller on the Fund Administration Team through 2019. She is currently Vice President, ALPS Advisors, Inc. and serves as Treasurer of Reaves Utility Income Fund, RiverNorth Opportunities Fund, Inc., Clough Funds Trust, Principal Real Estate Income Fund, Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, and ALPS Variable Investment Trust. Because of her position with ALPS Advisors, Inc., Ms. Kerschen is deemed an affiliate of the Funds as defined under the 1940 Act.

Matthew Sutula Year of Birth: 1985	Chief Compliance Officer	2019

Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Sutula is also Chief Compliance Officer of Principal RealEstate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and ALPS ETF Trust. Because of his position with ALPS Advisors, Inc., Mr. Sutula is deemed an affiliate of the Funds as defined under the 1940 Act.

Sareena Khwaja-Dixon Year of Birth: 1980	Secretary	2016	Ms. Khwaja-Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja-Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja-Dixon is also Secretary of Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust, RiverNorth Opportunities Fund, Inc. and Assistant Secretary of Financial Investors Trust. Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.
Jennifer A. Craig Year of Birth: 1973	Assistant Secretary	2017	Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager of ALPS. Ms. Craig is also Assistant Secretary of Financial Investors Trust, Clough Global Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Principal Real Estate Income Fund. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

Audit Committee

The Funds have separately designated Audit Committees. Messrs. Brock, Gaspari, Irvin, Neuhauser and Ms. Usifer (Committee Chairman) are members of the Audit Committee of each Fund. Each Fund's Audit Committee is comprised only of Board members who are "independent" (as defined in the NYSE Listing Standards for trustees/directors of closed-end investment companies) of the Funds and who are also not "interested persons" (as defined under the 1940 Act) of the Fund. Each Board has determined, in accordance with NYSE Listing Standards that each member of the Audit Committees is financially literate and has determined that Ms. Usifer is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards.

Each Audit Committee has adopted a written Audit Committee charter that sets forth the Audit Committee's structure, duties and powers and methods of operation. A copy of the Audit Committee Charter is available on the Funds’ website at www.all-starfunds.com. The principal function of each Audit Committee is to assist Board oversight of: (1) the integrity of the Funds’ financial statements; (2) the Funds’ compliance with legal and regulatory requirements; (3) the qualifications and independence of the independent registered public accounting firm (also referred to herein as the Auditors); (4) the performance of AAI’s internal audit function; and (5) the performance of the Auditors. Each Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors (including the resolution of disagreements between management and the Auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

Audit Committee Report

In performing its oversight function, at a meeting held on February 20, 2020, the Audit Committee reviewed and discussed with management of the Funds and the independent accountant, Deloitte & Touche, Ltd. (“Deloitte”), the audited financial statements of the Funds as of and for the fiscal year ended December 31, 2019, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Funds and such other matters brought to the attention of the Audit Committee by the independent accountant required by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also received from the independent accountant the written disclosures and letters required by the PCAOB, and discussed the relationship between the independent accountant and the Funds and the impact that any such relationships might have on the objectivity and independence of the independent accountant.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to each Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committees are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control purposes. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Funds’ independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Funds’ independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, each Audit Committee recommends that each Fund’s audited financial statements, subject to the modifications discussed at the February 20,2020 Audit Committee meeting, be included in each Fund’s Annual Report for the fiscal year ended December 31, 2019.

SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND’S BOARD OF TRUSTEES/DIRECTORS

Thomas W. Brock George R. Gaspari Milton M. Irvin	John J. Neuhauser Maureen K. Usifer

Nomination Information

Each Fund’s Nominating and Governance Committee of the Board of Trustees/Directors (“Nominating and Governance Committee” or the “Committee”) is comprised of five independent Trustees/Directors namely Messrs. Brock, Gaspari, Irvin, Neuhauser (Committee Chairman) and Ms. Usifer. Each Fund’s Nominating and Governance Committee operates pursuant to a Nominating and Governance Committee Charter (the “Charter”) that was most recently reviewed and approved by the Committee on March 13, 2020. The Nominating and Governance Committee met one time during the fiscal year ended December 31, 2019. The Charter states that meetings will be held on an as-needed basis, but no less than annually. Each Fund’s Nominating and Governance Committee is responsible for identifying and recommending to the Board of Trustees/Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created, and to evaluate the effectiveness of the Board in governing and overseeing the management of the respective Fund.

The Nominating and Governance Committee will consider Trustee/Director candidates recommended by shareholders. In considering candidates submitted by shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board of Trustees/Directors, the qualifications of the candidate and the interests of shareholders. Shareholders wishing to recommend candidates to the Nominating and Governance Committee should submit such recommendations to the Secretary of the Funds at 1290 Broadway, Suite 1000, Denver, CO 80203, who will forward the recommendations to the Committee for consideration. Shareholders wishing to nominate a candidate to be considered at an annual or special meeting must provide timely notice to the Funds and be entitled to vote on the nominee at the time notice is given. All information packages regarding a candidate that are satisfactorily completed in accordance with the Committee’s Charter will be forwarded to the full Boards for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees/Directors of a Fund is expected to be increased and in light of anticipated vacancies. The Committee has the sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

Shareholders may submit for the Committee’s consideration recommendations regarding potential independent Board member nominees. The Committee Charter (which is available at www.all-starfunds.com) includes Independent Trustee/Director qualifications and criteria that the Committee will assess in determining whether it will consider a shareholder’s submission. In addition, the By-Laws of each Fund contain detailed requirements regarding qualifications for Independent Trustees/Directors and information that must be included with any nomination for Independent Trustee/Director or shareholder proposal.

The following are some of the requirements and criteria in the Committee Charter and By-Laws:

(a)	The nominee must satisfy all qualifications provided under the Committee Charter and in the Fund’s organizational documents, including qualification as a possible independent Board member.

(b)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

(c)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the last year by any nominating shareholder entity or entity in a nominating shareholder group.

(d)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

(e)	The nominee may not be an executive officer, Trustee/Director (or person fulfilling similar functions) of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

(f)	The nominee may not control (as that term is defined under the 1940 Act) the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

(g)	A shareholder or shareholder group may not submit for consideration a nominee who has previously been considered by the Committee.

The following is a summary of requirements in the Funds’ By-Laws that must be provided to a Fund regarding the shareholder or shareholder group submitting a proposed nominee and that will be considered by the Committee:

(a)	Information on the proposed nominee, including name, address, age and occupation.

(b)	Information on shares owned beneficially and of record.

(c)	Descriptions of any agreements, arrangements, or understandings (including profit interest or options) involving the Proposed Nominee and any other shareholder of record or beneficially.

(d)	A description of all commercial and business relationships and all transactions the Proposed Nominee has had with any other shareholder of record or beneficially.

(e)	A representation that the Proposed Nominee will qualify as a non-interested Trustee/Director under Section 2(a)(19) of the Investment Company Act of 1940 and rules thereunder.

(f)	A representation that the Proposed Nominee meets the Trustee/Director Qualifications set forth on Article III of the Fund’s By-laws.

(g)	Such other information requested by the Committee required to be disclosed in a proxy statement.

(h)	Written consent of the Proposed Nominee to being named a nominee and to serving as a Trustee/Director.

(i)	A certificate that the Proposed Nominee will not become a party to any agreement, arrangement or understanding not disclosed to the Fund.

The nominee must provide to the Committee all information requested by the Committee that is related to the requirements and criteria in the Committee Charter and By-Laws.

When considering prospective nominees, the Nominating and Governance Committee may consider, among other things, a prospective nominee’s general experience, qualifications, attributes and such other qualifications as the Committee may deem appropriate from time to time. These qualifications may include whether prospective nominees have distinguished records in their primary careers, unimpeachable integrity and substantive knowledge in areas important to the Board's operations, such as background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees/Directors, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Committee will evaluate whether a candidate is an "interested person" under the 1940 Act. The Committee will also consider whether a prospective candidate's workload should allow him or her to attend the vast majority of Board meetings, be available for service on Board committees and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs. In considering nominees, the Committee will also consider the diversity of the Boards with respect to professional experience, education, skill and viewpoint.

The Nominating and Governance Committee will initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Boards would be contacted by an Independent Trustee/Director by telephone to discuss the position; if there appears to be sufficient interest, an in-person meeting with one or more Independent Trustees/Directors will be arranged. If the Committee, based on the results of these contacts, believes it has identified a viable candidate, it will air the matter with the full Boards for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.

Compensation

The Nominating and Governance Committee reviews the compensation of the Independent Trustees/Directors. The following table shows, for the fiscal year ended December 31, 2019, the compensation received from each Fund by the Trustees/Directors and the aggregate compensation paid to the Trustees/Directors for service on the Boards of funds within the Fund Complex. Neither Fund has a bonus, profit sharing or retirement plan.

Independent Trustees/Directors	Aggregate Compensation from the Equity Fund	Aggregate Compensation from the Growth Fund	Total Compensation from the Fund Complex
Thomas W. Brock	$51,829	$18,171	$70,000
George R. Gaspari	$40,714	$14,286	$55,000
Milton M. Irvin	$40,714	$14,286	$55,000
John J. Neuhauser	$42,196	$14,804	$57,000
Maureen K. Usifer	$44,419	$15,581	$60,000
Interested Trustee/Director
Edmund J. Burke	$-	$-	$-

Share Ownership

The following table shows the dollar range of equity securities beneficially owned by each Trustee/Director as of December 31, 2019 (i) in each of the Funds and (ii) in all funds overseen by the Trustee/Director in the Fund Complex.

Name of Trustee/Director	Dollar Range of Equity Securities Owned in the Equity Fund	Dollar Range of Equity Securities Owned in the Growth Fund	Aggregate Dollar Range of Equity Securities Owned in All Funds Overseen by Trustee/Director in Family of Investment Companies*
Independent Trustees/Directors
Thomas W. Brock	Over $100,000	Over $100,000	Over $100,000
George R. Gaspari	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000
Milton M. Irvin	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000
John J. Neuhauser	$1 - $10,000	$1 - $10,000	$1 - $10,000
Maureen K. Usifer	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000
Interested Trustee/Director
Edmund J. Burke	None	None	None
All Trustees/Directors and Executive Officers as a group	Over $100,000	Over $100,000	Over $100,000

*	The Funds’ Family of Investment Companies is comprised of the Equity Fund and the Growth Fund.

The following table shows the ownership of the Trustees/Directors and Executive Officers in each of the Fund’s shares as of June 8, 2020 (the “Record Date”):

Name of Directors and Officers	# of Shares Owned In the Equity Fund	# of Shares Owned In the Growth Fund
Independent Trustees/Directors
Thomas W. Brock	50,547	60,124
George R. Gaspari	1,743	1,784
Milton M. Irvin	3,854	4,412
John J. Neuhauser	10,156	482
Maureen K. Usifer	4,000	4,000
Interested Trustee/Director
Edmund J. Burke	0	0
Executive Officers
William R. Parmentier, Jr.	65,557	63,218
Jill Kerschen	0	0
All Directors and Executive Officers as a Group	135,857	134,020

As of the Record Date, the Trustee/Directors and Executive Officers of the Funds, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director purchased or sold securities exceeding 1% of the outstanding securities of any class of shares of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2019, no Independent Trustee/Director or any of their immediate family members owned beneficially or of record any class of securities of another investment adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity.

Required Vote

Each nominee will be voted on separately. The election of the Trustees of the Equity Fund and the Directors of the Growth Fund is by the affirmative vote of a majority of the total number of votes entitled to be cast thereon. Since two Trustees of the Equity Fund and two Directors of the Growth Fund are to be elected, each must receive a majority of the total number of votes entitled to be cast at the 2020 Annual Meeting in order to be elected.

THE BOARDS RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” EACH NOMINEE IN PROPOSALS 2 AND 3.

OTHER BUSINESS

The Boards know of no other business to be brought before the 2020 Annual Meeting. However, if any other matters properly come before the 2020 Annual Meeting, it is the intention of the Boards that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

OTHER INFORMATION

The December 31, 2019 Annual Report for each Fund was mailed to shareholders prior to this Proxy Statement. You may obtain an additional copy of the Annual Report and/or the Semi-Annual Report for each Fund dated June 30, 2019, free of charge, by writing to the Fund c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, or by calling 1-800-241-1850. An electronic copy of the Annual Report and the Semi-Annual Report for each Fund are available at www.all-starfunds.com.

MANAGEMENT

ALPS Advisors, Inc. (“AAI”), 1290 Broadway, Suite 1000, Denver, CO 80203, is the Funds' investment adviser. Pursuant to its Fund Management Agreements with the Funds, AAI implements and operates the Funds' multi-manager methodology and has overall supervisory responsibility for the general management and investment of the Funds' assets, subject to the Funds' investment objectives and policies and any directions of the Trustees/Directors. AAI recommends to the Boards the investment management firms (currently five for the Equity Fund and three for the Growth Fund) for appointment as Portfolio Managers of the Funds. ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado, 80203, an affiliate of AAI, provides administrative services to the Funds under an Administration, Bookkeeping and Pricing Services Agreement with each Fund.

The names and addresses of the Funds' current Portfolio Managers are as follows:

Equity Fund

Aristotle Capital Management, LLC

11100 Santa Monica Blvd.,

Los Angeles, CA 90025

Fiduciary Management, Inc.

100 E. Wisconsin Avenue #2200

Milwaukee, Wisconsin 53202

Pzena Investment Management, LLC

320 Park Avenue

New York, NY 10022

Sustainable Growth Advisers, LP

3 Stamford Plaza

301 Tresser Boulevard

Stamford, CT 06901

TCW Investment Management Company

865 South Figueroa Street

Los Angeles, CA 90017

Growth Fund

Weatherbie Capital, LLC

265 Franklin Street

Boston, MA 02110

Congress Asset Management Company, LLP

Two Seaport Lane

Boston, MA 02210

Sustainable Growth Advisers, LP

3 Stamford Plaza

301 Tresser Boulevard

Stamford, CT 06901

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Boards have selected Deloitte & Touche LLP (“D&T”) as independent registered public accountants. D&T serves as the Auditors for each Fund and provides audit services, audit-related services, tax services and/or other services to the Funds. Representatives of D&T are not expected to be present or be available to answer questions at the 2020 Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Pre-Approval of Audit and Non-Audit Services

Each Fund's Audit Committee is required to pre-approve the engagement of the Fund's Auditor to provide audit and non-audit services to the Fund and non-audit services to AAI or any entity controlling, controlled by or under common control with AAI that provides ongoing services to the Fund ("AAI Affiliates"), if the engagement relates directly to the operations or financial reporting of the Fund, including the fees and other compensation to be paid to the Auditor.

The Funds' Audit Committees have adopted a Policy for Engagement of Auditors for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the Funds’ Auditors to provide: (i) audit and permissible audit-related, tax and other services to the Funds; (ii) non-audit services to AAI and AAI Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to AAI and AAI Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committees if it is to be provided by the Auditors. Pre-approval of non-audit services to the Funds, AAI or AAI Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committees may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the applicable Audit Committee at its next regular meeting. The Audit Committees’ responsibilities with respect to the pre-approval of services performed by the Auditors may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Fund Administration to submit to the Audit Committees, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Fund's Audit Committee is in agreement with the specific types of services that the Auditors will be permitted to perform.

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth for each Fund the aggregate fees charged by D&T for the fiscal years ended December 31, 2018, and 2019 for professional services rendered for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to AAI and AAI Affiliates that relate directly to the Fund's operations and financial reporting under the following captions:

(i)	Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees.”

(iii)	Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and reviews of calculations of required distributions to avoid excise tax.

(iv)	All Other Fees - fees for products and services provided to the Fund by D&T other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees."

	Fiscal Year	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees	Aggregate Non-Audit Fees (Audit Related + Tax Fees)
Equity Fund	2018	$43,400	$0	$4,035	$0	$4,035
	2019	$43,300	$0	$4,035	$0	$4,305
Growth Fund	2018	$26,300	$0	$4,035	$0	$4,035
	2019	$26,300	$0	$4,035	$0	$4,035
AAI & AAI Affiliates (relating directly to the operating and financial reporting of the Equity Fund)	2018	$0	$0	$0	$0	$0
	2019	$0	$0	$0	$0	$0

AAI & AAI Affiliates (relating directly to the operating financial reporting of the Growth Fund)	2018	$0	$0	$0	$0	$0
	2019	$0	$0	$0	$0	$0

During the Funds' fiscal years ended December 31, 2019 and 2018, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. All of the “Audit Fees,” “Audit-Related Fees” and “Tax Fees” by D&T were pre-approved by each Fund's Audit Committee.

Each Fund's Audit Committee has determined that the provision by D&T of non-audit services to AAI and/or AAI Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of D&T as the Fund's Auditors. All services provided by D&T to a Fund for 2019 and 2018 that were required to be pre-approved by the Audit Committees were pre-approved.

INFORMATION ABOUT THE 2020 ANNUAL MEETING

Solicitation of Proxies

The solicitation of proxies for use at the 2020 Annual Meeting is being made primarily by the Funds by the mailing on or about July 1, 2020 of the Notice of Joint Annual Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of AAI, and/or its affiliates and by Computershare Fund Services, the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means.

The Board has set the close of business on June 8, 2020 as the record date (“Record Date”), and only shareholders of record on the Record Date will be entitled to vote on the Proposals and any other matters at the 2020 Annual Meeting. Additional information regarding outstanding shares and voting your proxy is included below.

Voting Rights

Only shareholders of record of the Funds on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the 2020 Annual Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards that is properly executed and returned in time to be voted at the 2020 Annual Meeting will be voted at the 2020 Annual Meeting in accordance with the instructions on the proxy. If no specification is made on a proxy, it will be voted FOR the election as Trustees/Directors of the Funds of the nominees named under Proposals 2 and 3. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy or by attending the 2020 Annual Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the 2020 Annual Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the 2020 Annual Meeting in the same manner that proxies voted by mail may be revoked.

For Proposal 1, the Funds understand that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract and other material matters. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares represented at the Meeting are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions or broker non-votes will have the effect of a vote against each proposal.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Funds at the 2020 Annual Meeting.

Assuming the presence of a quorum, for the purposes of Proposals 1, 2 and 3, the failure to return a properly executed proxy card or otherwise authorized proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote.

The 2020 Annual Meeting may be held for any Fund for which a quorum is present irrespective that a quorum may not be achieved for the 2020 Annual Meeting of any other Fund. In the event a quorum is present at the 2020 Annual Meeting, but sufficient votes to approve a proposal have not been received, the chair of the 2020 Annual Meeting may adjourn the 2020 Annual Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Additional Solicitation. If there are not enough shares represented at the 2020 Annual Meeting for a quorum or votes to approve the proposals at the 2020 Annual Meeting, the Chairman may adjourn the 2020 Annual Meeting to permit the further solicitation of proxies.

Share Ownership

All shareholders of record of a Fund on the Record Date are entitled to one vote for each share held. The Growth Fund has opted into the Maryland Control Share Acquisition Act. As of the Record Date, there were 212,852,729 outstanding shares of beneficial interest of Equity Fund and 41,641,609 outstanding shares of common stock of Growth Fund. To the knowledge of the Funds, as of the Record Date, the following owners were known to own more than 5% of the outstanding securities of the Funds:

Equity Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
N/A	N/A	N/A	N/A	N/A

Growth Fund	Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
	First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	5,176,640(a)	13.62%	Beneficial
	SS&C Technologies Holdings Inc. 80 Lamberton Road Windsor, CT 06095	2,162,820	5.19%	Beneficial

(a)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their schedule 13G jointly and did not differentiate holdings as to each entity.
(b)	The table above shows 5% or greater shareholders’ ownership of Shares as of June 8, 2020. The information contained in this table is based on Schedule 13G/13D and Form 4 filings made on or before June 8, 2020.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Funds’ officers and Trustees/Directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of a Fund’s Common Shares (the “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Funds with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Funds believe that as of the Funds’ fiscal year end on December 31, 2019, all Section 16(a) filing requirements applicable to the Funds’ officers and Trustees, officers and directors of the investment adviser or sub-advisers, affiliated persons of the investment adviser or sub-advisers, and greater than 10% beneficial owners were complied with.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

Any shareholder proposal to be considered for inclusion in the Funds’ proxy statement and form of proxy for the annual meeting of shareholders to be held in 2020 should have been received by the Secretary of the relevant Fund no later than March 3, 2020. To submit a shareholder proposal for a Fund’s annual meeting, a shareholder is required to give to a Fund notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the 1934 Act by March 3, 2021. In addition, pursuant to each Fund’s By-Laws, a shareholder is required to give to a Fund notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2021 annual meeting not later than the close of business on the one hundred twentieth (120th) day, nor earlier than the close of business on the one hundred fiftieth (150th) day, prior to the first anniversary of the date of public release of the notice for the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the 1934 Act, a Fund may solicit proxies in connection with the 2021 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the relevant Fund does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

You must submit any shareholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1000, Denver, CO 80203.

The persons named as proxies for the 2020 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

HOUSEHOLDING OF PROXY MATERIALS

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record, unless the Funds have received instructions to the contrary. If a shareholder needs an additional copy of an Annual Report or Semi-Annual Report or this Proxy Statement, please contact the Funds at 1-800-241-1850. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Funds in writing at: 1290 Broadway, Suite 1000, Denver, CO 80203 or call the Funds at 1-800-241-1850.

EXHIBIT A

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT

FIDUCIARY MANAGEMENT, INC.

June 15, 2020

Re:	Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star Equity Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for managing the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs Fiduciary Management, Inc. (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)	keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)	in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)	cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time. The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A.  In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.  Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C.  The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule A. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act). Except as may otherwise be provided by the Act or any other federal securities law, the Portfolio Manager shall indemnify and hold harmless the Fund Manager and the Fund, and their officers and employees, consultants, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) (collectively, the “Fund Indemnitees”) against any and all losses, claims, damages, liabilities, or litigation (including reasonable legal and other expenses) to which any of the Fund Indemnitees may become subject at common law or otherwise, arising out of the Portfolio Manager’s action or inaction or based on this Agreement; provided however, the Portfolio Manager shall not indemnify or hold harmless the Fund Indemnitees for any losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) due to (i) any breach by the Fund or the Trust of a Fund representation or warranty made herein, or (ii) any willful misconduct, fraud, reckless disregard or gross negligence of the Fund or the Trust in the performance of any of their duties or obligations hereunder.

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contract, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law. The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all costs and expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedule A, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedule A may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
Attn: General Counsel
Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

Name: Fiduciary Management, Inc.

Address: 100 E. Wisconsin Avenue, #2200

Milwaukee, Wisconsin 53202

Attn:

Phone:

Fax:

LIBERTY ALL-STAR® EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
Name:	William R. Parmentier, Jr.
Title:	President

ALPS ADVISORS, INC.

By:	/s/ Rahul Kanwar
Name:	Rahul Kanwar
Title:	Authorized Representative

ACCEPTED:

FIDUCIARY MANAGEMENT, INC.

By:	/s/ John Brandser
Name:	John Brandser
Title:	President

LIBERTY ALL-STAR® EQUITY FUND

PORTFOLIO MANAGEMENT AGREEMENT
SCHEDULE A

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

In the event a telephone conference call Meeting is held, in order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints William R. Parmentier and Mark T. Haley, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Liberty All-Star® Growth Fund, Inc. (the "Growth Fund") which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund will be held at 1290 Broadway, Suite 1000, Denver, CO 80203, on August 20, 2020 at 9:00 a.m. Mountain Time, or alternatively at a telephone conference call meeting at which no one will be allowed to attend in person, and at any adjournments thereof. Shareholders will be notified of any change in the Meeting venue by the issuance of a press release, which will be posted on the Funds' website at **www.all-starfunds.com**. In the event a telephone conference call Meeting is held, in order to gain access to the Meeting and also to vote their shares at the Meeting, shareholders must enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Joint Annual Meeting and Joint Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Joint Annual Meeting.

A majority of the proxies present and acting at the Joint Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 3 and in the discretion of the proxy holder as to any other matter that may properly come before the Joint Annual Meeting.** Please refer to the Joint Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

ASG_31405_061120
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual Shareholder Meeting to Be Held on August 20, 2020.
The Joint Proxy Statement and Proxy Card for this Meeting are available at: https://www.proxy-direct.com/lib-31405

IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT MAIL YOUR CARD

Please detach at perforation before mailing.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Joint Annual Meeting or any adjournment(s).

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposal **The Board of Directors recommends a vote "FOR" each Nominee in Proposal 3.**

3. To Elect Two (2) Directors to the Board to a three-year term.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Maureen K. Usifer 02. Milton M. Irvin	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number and name on the line provided.____

Note: The Fund may transact such other business, including adjournment(s) of the Joint Annual Meeting, as may properly come before the 2020 Joint Annual Meeting or any adjournments thereof.

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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xxxxxxxxxxxxxx ASG 31405 M xxxxxxxx